                                                                    Exhibit 99.1


                   ANSOFT CORPORATION SECOND QUARTER RESULTS -
                             16% INCREASE IN REVENUE


Pittsburgh, Pennsylvania - November 19, 2003 - Ansoft Corporation (NASDAQ: ANST) today announced financial results for its second quarter of fiscal 2004 ended October 31, 2003.

Revenue for the second quarter totaled $12.3 million, an increase of 16% compared to $10.6 million reported in the previous fiscal year's second quarter. Net loss for the second quarter was $22,000, essentially break even per diluted share, as compared to a net loss of $2.2 million, or $0.19 per diluted share in the previous fiscal year's second quarter.

"We are pleased with our continued growth this quarter," commented Nicholas Csendes, Ansoft's President and CEO. "For the full fiscal year, our guidance remains intact with growth of between 10% - 15% and increasing profitability."

Ansoft is a leading developer of high performance EDA software. Ansoft software is used by electrical engineers to design state of the art technology products, such as cellular phones, internet networking equipment, satellites, computer chips and circuit boards, electronic sensors and electric motors. Ansoft markets its products through its own direct worldwide sales force, and has comprehensive customer support offices throughout North America, Asia and Europe.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward looking statements involve risks and uncertainties about the Company's business that are detailed from time to time in the Company's SEC reports, including the reports on Form 10-K for the year ended April 30, 2003.

                               ANSOFT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (unaudited)



                                       Three months ended October 31,     Six months ended October 31,
                                           2003             2002             2003             2002
                                         --------         --------         --------         --------
Revenue
    License                              $  6,893         $  5,845         $ 12,234         $ 10,890
    Service and other                       5,365            4,712           10,675            8,955
                                         --------         --------         --------         --------
Total revenue                              12,258           10,557           22,909           19,845
Costs of revenue
    License                                   164              157              306              382
    Service and other                         272              232              520              454
                                         --------         --------         --------         --------
Total cost of revenue                         436              389              826              836
                                         --------         --------         --------         --------
Gross profit                               11,822           10,168           22,083           19,009
                                         --------         --------         --------         --------
Operating Expenses
    Sales and marketing                     6,339            6,042           12,659           12,272
    Research and development                3,773            5,363            7,596           10,507
    General and administrative              1,186              975            2,297            2,007
    Amortization                              761              856            1,618            1,712
                                         --------         --------         --------         --------

Total operating expenses                   12,059           13,236           24,170           26,498
                                         --------         --------         --------         --------
Income (loss) from operations                (237)          (3,068)          (2,087)          (7,489)
Other income, net                             207              320              468              562
                                         --------         --------         --------         --------
Income (loss) before income taxes             (30)          (2,748)          (1,619)          (6,927)
Income tax expense (benefit)                   (8)            (550)            (405)          (1,386)
                                         --------         --------         --------         --------
Net income (loss)                        $    (22)        $ (2,198)        $ (1,214)        $ (5,541)
                                         ========         ========         ========         ========
Net income (loss) per share
    Basic                                $  (0.00)        $  (0.19)        $  (0.10)        $  (0.47)
                                         ========         ========         ========         ========
    Diluted                              $  (0.00)        $  (0.19)        $  (0.10)        $  (0.47)
                                         ========         ========         ========         ========
Weighted average shares used
in calculation
    Basic                                  11,637           11,817           11,655           11,878
                                         ========         ========         ========         ========
    Diluted                                11,637           11,817           11,655           11,878
                                         ========         ========         ========         ========




                                    - more -

                               ANSOFT CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                      October 31,         April 30,
                                                         2003               2003
                                                      -----------         ---------
                                                      (unaudited)
Assets
Current assets
Cash and cash equivalents                              $  6,886           $  7,173
Accounts receivable                                       9,668             13,968
Deferred income taxes                                       274                310
Prepaid expenses and other assets                           946                842
                                                       --------           --------
Total current assets                                     17,774             22,293

Equipment and furniture                                   3,723              3,829
Marketable securities                                    24,395             21,785
Other assets                                                415                436
Deferred taxes - non current                              5,380              4,909
Goodwill                                                  1,239              1,239
Intangible assets                                         6,974              8,663
                                                       --------           --------
Total assets                                           $ 59,900           $ 63,154
                                                       ========           ========


Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses                  $  1,817           $  2,449
Deferred revenue                                          9,902             10,879
                                                       --------           --------
Total current liabilities                                11,719             13,328

Line of credit                                           10,000             10,000
                                                       --------           --------

Total liabilities                                        21,719             23,328

Stockholders' equity
Preferred stock                                             --                 --
Common stock                                                124                123
Additional paid-in capital                               56,178             55,522
Treasury stock                                           (5,656)            (3,954)
Other accumulated comprehensive income (loss)               (89)              (703)
Accumulated deficit                                     (12,376)           (11,162)
                                                       --------           --------
Total stockholders' equity                               38,181             39,826

 Total liabilities and stockholders' equity            $ 59,900           $ 63,154
                                                       ========           ========


                                       ###